Putnam
Investment Grade
Municipal Trust II

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-00

[SCALE LOGO OMITTED]


FROM THE CHAIRMAN

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[COPYRIGHT]  Karsh, Ottawa

Dear Shareholder:

The markets continued to provide their share of challenges and opportunities as your fund closed its books on fiscal year 2000. In the following report, the fund's manager discusses performance for the period and prospects for the months ahead.

This is the last letter to you and the other shareholders of Putnam Investment Grade Municipal Trust II that I will be signing. After more than 30 years as Chairman of the Trustees and President of the Putnam Funds, the time has come for me to step aside. As of July 1, 2000, John Hill will become Chairman. John is currently an independent Trustee and has served on the board for the past 14 years. In addition, my son, George Putnam, III, will take on the role of President. I am confident that the leadership of the funds will be in exceptionally strong hands.

I will become Chairman Emeritus, remain a Putnam shareholder, and stay in close touch with the funds. It has been my privilege to serve you.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 21, 2000

REPORT FROM THE FUND MANAGER

Richard P. Wyke

Although it is still wavering from a year of steady interest-rate increases, the municipal bond market may slowly be approaching the point at which the news gets better. It may not seem like good news, but a responsible Federal Reserve Board, like the one we have, is positive for bond investors. True, Fed policy and rising interest rates had a negative effect on bond prices as evidenced by the performance of Putnam Investment Grade Municipal Trust II for the 12 months ending April 30, 2000. However, in the longer run, short-term interest rate increases should keep inflation, the bond market's worst enemy, under control.

Total return for 12 months ended 4/30/00

           NAV     Market price
-------------------------------
         -3.66%      -25.71%
-------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 5.

* HIGH LEVEL OF INCOME SHOULD COMFORT INVESTORS

While long-term insured municipal bonds have historically yielded about 85% of comparable 30-year U.S. Treasury bonds, that ratio is now above 95%. That close relationship translates into an attractive level of tax-free income for most municipal bond funds, including your fund.

Here is the reason for this close relationship between Treasury bonds and municipal bonds. The Treasury's highly publicized debt buyback program has shrunk the supply of outstanding long-term bonds at the same time that investors are demanding the relative safety of government bonds. Consequently, because of the relationship of supply and demand, Treasury bond prices have risen while yields have moved down, closer to municipal bond yields.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Hospitals/health care       21.9%

Transportation              20.9%

Utilities                   14.5%

Water and sewer             11.5%

Education                    7.8%

Footnote reads:
*Based on net assets as of 4/30/00. Holdings will vary over time.


We are working hard to maintain the fund's relatively high level of tax-free income. One way we seek to do this is by looking for securities at the lower end of the investment grade spectrum -- primarily BBB/Baa-rated credits. Our selections rely heavily on the expertise of our analytical team because there is intense competition for a limited supply of lower-rated investment-grade bonds.

* LOWER TIER OF INVESTMENT-GRADE SECTOR OFFERS OPPORTUNITY

Through in-depth research by our credit analysts, we have been able to uncover several bonds that fell into the lower investment-grade category and carried attractive coupons. One issue came from the transportation sector, the second largest sector in your fund. The E470 Public Highway Authority in Colorado brought this appealing revenue bond to market. The bonds were issued to build an extension to an existing toll road that will loop around the eastern side of Denver, bringing better access to the Denver Airport from the north. The bonds are rated BBB- by Standard & Poor's and Baa3 by Moody's. Because the revenues pledged to repay this bond appeared to be stable, we purchased this security for the portfolio. While this holding and others were viewed favorably as of April 30, 2000, all holdings are subject to review in accordance with the fund's investment strategy and may vary in the future.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

AAA/Aaa -- 46.4%

AA/Aa -- 6.8%

A -- 20.4%

BBB/Baa -- 24.7%

BB/Ba -- 1.3%

B -- 0.4%

Footnote reads:
*As a percentage of market value as of 4/30/00. A bond rated Baa/BBB or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* PROSPECTS SEEM BRIGHTER FOR TROUBLED HEALTH-CARE SECTOR

Another attractive purchase, Mountain States Health Alliance revenue bonds (Tennessee), came from a sector that has been under considerable pressure in recent months, the hospital/health-care sector. The pressure began with the Balanced Budget Act of 1997 and has negatively affected hospital revenues ever since. The situation grew worse with the excess of hospitals and beds, the growth of managed care, and the many unsuccessful acquisitions that took place in the past few years. Our analysts now believe that there is justification for a more optimistic outlook in the health-care sector because of rumblings of further relief from Congress as well as signs of better management within the industry.

Because the health-care sector offers a great deal of lower-tier investment-grade bonds with relatively high yields, it currently is the largest industry sector in the portfolio. We believe that higher risk, if selectively taken, can mean opportunity. During fiscal 2000, and after our customary careful analysis, we purchased the Mountain States bonds with an exceptional 7.50% coupon and maturity of 2033.

When interest rates are rising, a natural reaction among investors can be to buy guaranteed certificates of deposit over bond fund investments because the unchanging income from CDs seems more and more appealing. In such an environment, however, investors may find they end up with only one to two years of attractive income and then are out of the bond market during the period of its strongest returns, when the direction of interest rates turns around. Although the principal value on CDs is generally insured and their rate of return is fixed, while a fund investment's value and return will fluctuate, CDs may be subject to penalties for early withdrawals and the income they provide is fully taxable.

* BOND MARKETS CONTINUE TO FACE PRESSURE NEAR TERM

Since the Fed's monetary policy acts with a lag, we continue to believe that inflation pressures remain tame and that the Fed rate increases will eventually take hold and slow economic growth. But achieving the right balance of slower growth is proving to be quite a challenge for the Fed.

As of the writing of this report, the Fed has adopted a more aggressive stance in its fight against inflation, pushing short-term interest rates up for the sixth time in the past year -- by half a percentage point. This was the first time in more than five years that the central bank raised rates by that much. Surprisingly, throughout all of the Fed's rate increases, the economic boom has continued, growth has accelerated, and unemployment has fallen.

However, with more interest rate hikes to come if economic activity does not slow, the markets are likely to be unstable in the near term. Once economic data such as retail sales and housing sales reports reveal that economic growth is finally slowing, bond markets, including the municipal bond market, should perform better.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/00, there is no guarantee the fund will continue to hold these securities in the future.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Investment Grade Municipal Trust II is designed for investors seeking high current income free from federal income tax consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 4/30/00

                                       Lehman Brothers
                            Market        Municipal       Consumer
(common shares)    NAV      price        Bond Index      price index
--------------------------------------------------------------------
1 year             -3.66%  -25.71%         -0.92%           3.01%
--------------------------------------------------------------------
5 years            25.39    15.67          33.34           12.71
Annual average      4.63     2.95           5.92            2.42
--------------------------------------------------------------------
Life of fund
(since 11/27/92)   49.24    18.02          53.79           20.56
Annual average      5.54     2.26           5.98            2.55
--------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 4/30/00

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Distributions (common shares)
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Number                                    12
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Income                                 $0.8492
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Capital gains1                            --
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  Total                                $0.8492
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                              Series A         Series B
Preferred shares            (630 shares)     (630 shares)
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Income                        $1,854.65       $1,807.36
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Capital gains1                    --              --
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  Total                       $1,854.65       $1,807.36
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Share value (common shares)      NAV        Market price
-------------------------------------------------------------------
4/30/99                        $13.94         $15.250
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4/30/00                         12.52          10.563
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Current return (common shares/end of period)
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Current dividend rate2           6.33%           7.50%
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Taxable equivalent3             10.48           12.42
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1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

3Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

TOTAL RETURN FOR PERIODS ENDED 3/31/00 (most recent calendar quarter)

                                                        Market
(common shares)                         NAV             price
-------------------------------------------------------------------
1 year                                -2.58%           -21.20%
-------------------------------------------------------------------
5 years                               26.38             19.79
Annual average                         4.79              3.68
-------------------------------------------------------------------
Life of fund (since 11/27/92)         50.35             21.46
Annual average                         5.71              2.68
-------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

REPORT OF INDEPENDENT ACCOUNTANTS
For the fiscal year ended April 30, 2000

To the Trustees and Shareholders of
Putnam Investment Grade Municipal Trust II

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Investment Grade Municipal Trust II (the "fund") at April 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 8, 2000




THE FUND'S PORTFOLIO
April 30, 2000

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation


MUNICIPAL BONDS AND NOTES (99.4%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alabama (0.6%)
-------------------------------------------------------------------------------------------------------------------
         $1,500,000 Jefferson Cnty., Swr. Rev. Bonds, Ser. A,
                    FGIC, 5s, 2/1/33                                                      Aaa      $      1,276,875

Alaska (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Valdez, Marine Term. Rev. Bonds
                    (Sohio Pipeline), 7 1/8s, 12/1/25                                     Aa1             2,107,500

Arkansas (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,600,000 Baxter Cnty., Hosp. Rev. Bonds, Ser. B,
                    5 5/8s, 9/1/28                                                        Baa2            1,246,000

California (2.4%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 CA Hlth. Fac. Fin. Auth. IFB
                    (Catholic Healthcare West), AMBAC,
                    6.306s, 7/1/17                                                        Aaa             4,556,250
          1,250,000 CA Statewide Cmnty. Dev. Auth. COP
                    (The Internext Group), 5 3/8s, 4/1/30                                 BBB             1,006,250
                                                                                                   ----------------
                                                                                                          5,562,500

Colorado (8.6%)
-------------------------------------------------------------------------------------------------------------------
         34,000,000 CO Pub. Hwy. Auth. Rev. Bonds (E-470 Pub. Hwy.),
                    Ser. B, zero %, 9/1/35                                                Baa3            2,295,000
                    Denver, City & Cnty. Arpt. Rev. Bonds
          3,675,000 Ser. A, 8 3/4s, 11/15/23                                              Baa1            3,913,875
          1,325,000 Ser. A, 8 3/4s, 11/15/23, Prerefunded                                 Aaa             1,426,031
          2,285,000 Ser. A, 8 1/2s, 11/15/23                                              Baa1            2,364,861
            215,000 Ser. A, 8 1/2s, 11/15/23, Prereunded                                  Aaa               223,733
          1,525,000 Ser. A, 8s, 11/15/25                                                  Baa1            1,574,425
            735,000 Ser. A, 8s, 11/15/25                                                  Baa1              761,644
            265,000 Ser. A, 8s, 11/15/25, Prerefunded                                     Aaa               277,588
            145,000 Ser. A, 8s, 11/15/25, Prereunded                                      Aaa               150,513
          1,000,000 Ser. D, 7 3/4s, 11/15/13                                              Baa1            1,147,500
          5,250,000 SCA Tax Exempt Trust Multi-Fam. Mtge. Rev.
                    Bonds (Newport Village), Ser. A-8, FSA,
                    7.1s, 1/1/30                                                          Aaa             5,565,000
                                                                                                   ----------------
                                                                                                         19,700,170

Florida (9.9%)
-------------------------------------------------------------------------------------------------------------------
                    Broward Cnty., Resource Recvy. Rev. Bonds
          9,100,000 (SES Broward Cnty. LP South), 7.95s, 12/1/08                          A+              9,391,200
            990,000 (Waste-Energy LP North), 7.95s, 12/1/08                               A+              1,021,571
          3,000,000 Escambia Cnty., Hlth. Facs. Auth. Rev. Bonds
                    (Baptist Hosp. & Baptist Manor),
                    5 1/8s, 10/1/19                                                       A3              2,328,750
          1,000,000 FL State Board of Ed. Cap. Outlay G.O. Bonds,
                    Ser. A, 7 1/4s, 6/1/23                                                Aa2             1,022,160
          5,000,000 Lee Cnty., Board of Directors Hosp. IFB
                    (Lee Memorial Hosp.), MBIA, 6.35s, 3/26/20                            Aaa             5,200,000
          1,625,000 Martin Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Indian Cogeneration), Ser. A, 7 7/8s, 12/15/25                       Baa3            1,633,125
          2,500,000 Orange Cnty., Hlth. Facs. Auth. Rev. Bonds
                    (Regl. Hlth. Care Syst.), Ser. E, 6s, 10/1/26                         A2              2,293,750
                                                                                                   ----------------
                                                                                                         22,890,556

Georgia (3.0%)
-------------------------------------------------------------------------------------------------------------------
          6,340,000 Burke Cnty., Dev. Auth. Poll. Control Rev. Bonds
                    (Oglethorpe Pwr. Co. Vogtle), MBIA, 8s, 1/1/22 (SEG)                  Aaa             6,974,000

Hawaii (2.7%)
-------------------------------------------------------------------------------------------------------------------
                    HI State Arpt. Syst. Rev. Bonds
          2,000,000 AMBAC, 7.3s, 7/1/20                                                   Aaa             2,045,300
          4,000,000 FGIC, 7s, 7/1/10                                                      Aaa             4,180,000
                                                                                                   ----------------
                                                                                                          6,225,300

Illinois (5.2%)
-------------------------------------------------------------------------------------------------------------------
          6,250,000 Central Lake Cnty., Joint Action Wtr. Agcy.
                    G.O. Bonds, 6s, 2/1/19                                                Aa2             6,312,500
                    Chicago, O'Hare Intl. Arpt. Special Fac. Rev.
                    Bonds (American Airlines, Inc.)
          2,000,000 8.2s, 12/1/24                                                         Baa1            2,175,000
          2,250,000 Ser. A, 7 7/8s, 11/1/25                                               Baa1            2,310,705
          1,500,000 IL, Dev. Fin. Auth. Hosp. Rev. Bonds
                    (Adventist Hlth. Syst./Sunbelt Obligation),
                    5.65s, 11/15/24                                                       Baa1            1,231,875
                                                                                                   ----------------
                                                                                                         12,030,080

Indiana (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Marion Cnty., Ind. Convention & Recreation Fac.
                    Auth. Rev. Bonds (Excise Tax Rev. Lease Rental),
                    Ser. A, AMBAC, 7s, 6/1/21                                             Aaa             2,078,420

Kansas (1.2%)
-------------------------------------------------------------------------------------------------------------------
          2,600,000 Burlington, Poll. Control Rev. Bonds
                    (Kansas Gas & Electric Co.), MBIA, 7s, 6/1/31                         Aaa             2,706,704

Kentucky (4.8%)
-------------------------------------------------------------------------------------------------------------------
          5,030,000 Jefferson Cnty., Cap. Corp. Rev. Bonds, MBIA,
                    5 1/2s, 6/1/28                                                        Aaa             4,715,625
          2,200,000 Jefferson Cnty., Hosp. Rev. Bonds, MBIA, 6.436s,
                    10/1/14                                                               Aaa             2,285,250
          4,000,000 Kenton Cnty., Special Fac. Arpt. Rev. Bonds
                    (Delta Airlines), Ser. A, 7 1/2s, 2/1/12                              Baa3            4,155,000
                                                                                                   ----------------
                                                                                                         11,155,875

Louisiana (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Beauregard, Parish Rev. Bonds (Boise Cascade
                    Corp.), 7 3/4s, 6/1/21                                                Baa3            2,063,220

Massachusetts (7.0%)
-------------------------------------------------------------------------------------------------------------------
          2,750,000 MA State Hlth. & Ed. Fac. Auth. Rev. Bonds
                    (Caritas Christian Oblig. Group), Ser. A,
                    5 5/8s, 7/1/20                                                        Baa2            2,210,313
                    MA State Hlth. & Edl. Fac. Auth. IFB
          2,000,000 (Beth Israel-Deaconess Hosp.), AMBAC,
                    9.031s, 10/1/31                                                       Aaa             2,132,500
          5,500,000 (Med. Ctr. of Central MA), Ser. B, AMBAC,
                    8.62s, 6/23/22                                                        Aaa             5,974,375
          3,000,000 MA State Port Auth. Rev. Bonds, 13s, 7/1/13                           Aaa             4,612,500
          1,500,000 MA State Tpk. Auth. Hwy. Syst. Rev. Bonds,
                    Ser. A, AMBAC, 5s, 1/1/39                                             Aaa             1,254,375
                                                                                                   ----------------
                                                                                                         16,184,063

Michigan (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Detroit, Wtr. Supply Syst. IFB, FGIC, 8.207s,
                    7/1/22                                                                Aaa             2,065,000

Mississippi (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Mississippi Bus. Fin. Corp. Poll. Control Rev. Bonds
                    (Syst. Energy Res., Inc.), 5.9s, 5/1/22                               Ba1             1,297,500

Nevada (4.1%)
-------------------------------------------------------------------------------------------------------------------
          1,760,000 Clark Cnty., Dist. Impt. G.O. Bonds
                    (Special Assmt. Dist. No. 124), 7 1/4s, 2/1/20                        BBB-/P          1,779,800
                    Clark Cnty., Indl. Dev. Rev. Bonds
          3,000,000 (Southwest Gas Corp.) Ser. B, 7 1/2s, 9/1/32                          Baa2            3,131,250
          3,000,000 (Southwest Gas Corp.) Ser. A, AMBAC, 6.1s,
                    12/1/38                                                               Aaa             2,966,250
          2,000,000 (NV Pwr. Co.), Ser. C, 5 1/2s, 10/1/30                                BBB-            1,645,000
                                                                                                   ----------------
                                                                                                          9,522,300

New Jersey (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 NJ Hlth. Care Facs. Fin. Auth. Rev. Bonds,
                    AMBAC, 6 3/4s, 7/1/19                                                 Aaa             2,110,000

New York (14.7%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds,
                    Ser. A, 5 1/4s, 12/1/26                                               A-              1,755,000
                    NY City, G.O. Bonds
          2,900,000 Ser. B, 7 1/2s, 2/1/06                                                A3              3,070,375
          1,100,000 Ser. B, 7 1/2s, 2/1/06, Prerefunded                                   A3              1,164,625
          5,000,000 Ser. D, 5 1/4s, 8/1/21                                                A3              4,512,500
          6,250,000 NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
                    Ser. C, 7 3/4s, 6/15/20                                               Aaa             6,554,688
                    NY State Dorm. Auth. Rev. Bonds
                    (State U. Edl. Fac.), Ser. A
          6,500,000 7.7s, 5/15/12                                                         Aaa             6,637,084
          5,000,000 5 7/8s, 5/15/17                                                       A3              5,062,500
          5,000,000 NY State Energy Res. & Dev. Auth. Elec. Fac.
                    Rev. Bonds (Cons. Edison Co. of NY, Inc.),
                    Ser. A, 7 1/2s, 1/1/26                                                A1              5,071,700
                                                                                                   ----------------
                                                                                                         33,828,472

North Carolina (2.1%)
-------------------------------------------------------------------------------------------------------------------
                    NC Eastern Muni. Pwr. Agcy. Pwr. Syst. Rev. Bonds
          3,000,000 (No. 1 Catawba Elec.), Ser. B, 6 1/2s, 1/1/20                         BBB+            2,992,500
          1,500,000 Ser. A, 5 3/4s, 1/1/26                                                Baa3            1,303,125
            500,000 Ser. B, 5.65s, 1/1/16                                                 BBB               450,000
                                                                                                   ----------------
                                                                                                          4,745,625

North Dakota (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Grand Forks, Hlth. Care Syst. Rev. Bonds
                    (Altru Hlth. Syst. Oblig. Group), 7 1/8s, 8/15/24                     Baa1            1,494,375

Ohio (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,600,000 OH State Env. Impt. Rev. Bonds (USX Corp.),
                    5 5/8s, 5/1/29                                                        Baa2            1,366,000

Oklahoma (0.3%)
-------------------------------------------------------------------------------------------------------------------
            800,000 OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Healthcare),
                    Ser. A, 5 5/8s, 8/15/29                                               Baa2              621,000

Pennsylvania (5.6%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                    (Magee-Womens Hosp.), FGIC, 6s, 10/1/13                               Aaa             3,052,500
          2,000,000 Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds, Ser. A,
                    6.7s, 12/1/20                                                         Baa2            2,000,000
          5,000,000 Dauphin Cnty., Auth. Hosp. Rev. Bonds
                    (Hapsco-Western PA Hosp.), Ser. A, MBIA,
                    6 1/2s, 7/1/12                                                        Aaa             5,250,000
          2,000,000 Delaware Cnty., Indl. Dev. Auth. Rev. Bonds,
                    Ser. A, 6.2s, 7/1/19                                                  BB-             1,770,000
          2,700,000 PA State Higher Ed. Assistance Agcy. Rev. Bonds
                    (Student Loan IFB), Ser. A, 6 1/4s, 7/1/13
                    (acquired 5/1/96, cost $2,544,068)
                    (In default) (NON) (RES)                                              B2                891,000
                                                                                                   ----------------
                                                                                                         12,963,500

South Carolina (2.5%)
-------------------------------------------------------------------------------------------------------------------
            400,000 SC State Jobs Econ. Dev. Auth. Hosp. Fac. Rev.
                    Bonds (Palmetto Hlth. Alliance), Ser. A,
                    7 3/8s, 12/15/21                                                      Baa1              396,000
          5,000,000 Spartanburg Cnty. Solid Waste Disp. Rev. Bonds
                    (Bayerische Motoren Werke), 7.55s, 11/1/24                            A/P             5,387,500
                                                                                                   ----------------
                                                                                                          5,783,500

Tennessee (6.4%)
-------------------------------------------------------------------------------------------------------------------
          3,300,000 Johnson City, Hlth. & Edl. Facs. Rev. Bonds
                    (Mtn. States Hlth.), Ser. A, 7 1/2s, 7/1/33                           AAA             3,258,750
          2,500,000 Johnson City, Hlth. & Edl. Facs. Board 144A
                    Rev. Bonds, Ser. A2, MBIA, 8.2s, 7/1/21
                    (acquired 2/8/00, cost $2,355,021) (RES)                              Aaa             2,475,000
          8,300,000 Metropolitan Govt. Nashville & Davidson Cnty.,
                    Tenn. Wtr. & Swr. IFB, AMBAC, 7.628s, 1/1/22                          Aaa             8,912,125
                                                                                                   ----------------
                                                                                                         14,645,875

Texas (5.2%)
-------------------------------------------------------------------------------------------------------------------
          1,700,000 Alliance, Arpt. Auth. Rev. Bonds (Federal Express
                    Corp.), 6 3/8s, 4/1/21                                                Baa2            1,646,875
          2,500,000 Dallas-Fort Worth Intl. Arpt. Fac. Impt. Corp. Rev.
                    Bonds (American Airlines), 6 3/8s, 5/1/35                             Baa1            2,350,000
          1,250,000 Dallas-Fort Worth Intl. Arpt. Fac. Impt. Corp. Rev.
                    Bonds (American Airlines, Inc.), 7 1/2s, 11/1/25                      Baa1            1,275,000
          3,000,000 Nueces Cnty., Port of Corpus Christi Rev. Bonds
                    (Union Pacific), 5.65s, 12/1/22                                       A-              2,565,000
          3,000,000 Titus Cnty., Fresh Wtr. Supply Dist. No. 1 Poll. Rev.
                    Bonds (Southwestern Elec. Pwr. Co.), Ser. A,
                    8.2s, 8/1/11                                                          A1              3,180,000
          1,100,000 Tomball, Hosp. Auth. Rev. Bonds (Tomball Regl.
                    Hosp.), 6s, 7/1/29                                                    Baa2              910,250
                                                                                                   ----------------
                                                                                                         11,927,125

Utah (2.3%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 UT, State Board Regents Student Loan Rev.
                    Bonds, Ser. H, AMBAC, 6.7s, 11/1/15                                   Aaa             5,193,750

Washington (2.6%)
-------------------------------------------------------------------------------------------------------------------
          6,000,000 King Cnty., G.O. Bonds, Ser. C, 6 1/4s, 1/1/32                        Aa1             6,097,500

West Virginia (1.3%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Mason Cnty., Poll. Ctrl. Rev. Bonds
                    (Appalachian Pwr. Co.), Ser. I, 6.85s, 6/1/22                         Baa1            3,093,750
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $238,251,715) (b)                                      $    228,956,535
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $230,267,979.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $238,251,715, resulting in gross unrealized appreciation and depreciation of $3,593,798 and $12,888,978, respectively, or net unrealized depreciation of $9,295,180.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 2000 was $3,366,000 or 1.5% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April
      30, 2000.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates are the current interest rates at April 30, 2000.

      The fund had the following industry group concentrations greater than 10% at April 30, 2000 (as a percentage of net assets):

          Health care         21.9%
          Transportation      20.9
          Utilities           14.5
          Water & sewer       11.5

      The fund had the following insurance concentrations greater than 10% at April 30,2000 (as a percentage of net assets):

          AMBAC               16.2%
          MBIA                12.9

---------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 2000
                                   Aggregate Face  Expiration    Unrealized
                      Total Value           Value        Date  Appreciation
---------------------------------------------------------------------------
Muni Bond Future
(Long)                $29,270,687     $29,079,341     June 00      $191,346
---------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $238,251,715) (Note 1)                                        $228,956,535
-------------------------------------------------------------------------------------------
Interest receivable                                                               4,919,087
-------------------------------------------------------------------------------------------
Receivable for variation margin                                                      39,250
-------------------------------------------------------------------------------------------
Total assets                                                                    233,914,872

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                      2,678
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               881,490
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  2,320,160
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        397,032
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           23,657
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        14,188
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            498
-------------------------------------------------------------------------------------------
Other accrued expenses                                                                7,190
-------------------------------------------------------------------------------------------
Total liabilities                                                                 3,646,893
-------------------------------------------------------------------------------------------
Net assets                                                                     $230,267,979

Represented by
-------------------------------------------------------------------------------------------
Series A and B remarketed preferred shares, (1,260 shares
issued and outstanding at $50,000 per share) (Note 4)                          $ 63,000,000
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)         185,817,939
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                        (1,190,864)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (8,255,262)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                       (9,103,834)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $230,267,979

Computation of net asset value
-------------------------------------------------------------------------------------------
Series A and B remarketed preferred shares                                       63,000,000
-------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                      101,974
-------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares -- liquidation preferen      63,101,974
-------------------------------------------------------------------------------------------
Net assets available to common shares                                           167,166,005
-------------------------------------------------------------------------------------------
Net asset value per common share ($167,166,005 divided by 13,357,092 shares          $12.52
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended April 30, 2000
Tax exempt interest income:                                                    $ 15,297,849
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,649,027
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      196,536
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    13,013
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      6,335
-------------------------------------------------------------------------------------------
Reports to shareholders                                                              16,598
-------------------------------------------------------------------------------------------
Registration fees                                                                        75
-------------------------------------------------------------------------------------------
Auditing                                                                             66,723
-------------------------------------------------------------------------------------------
Legal                                                                                 5,988
-------------------------------------------------------------------------------------------
Postage                                                                              12,429
-------------------------------------------------------------------------------------------
Exchange listing fees                                                                48,749
-------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                              178,250
-------------------------------------------------------------------------------------------
Other                                                                                20,873
-------------------------------------------------------------------------------------------
Total expenses                                                                    2,214,596
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (70,033)
-------------------------------------------------------------------------------------------
Net expenses                                                                      2,144,563
-------------------------------------------------------------------------------------------
Net investment income                                                            13,153,286
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                    838,164
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (2,087,960)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments
and futures contracts during the period                                         (17,250,810)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (18,500,606)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                           $ (5,347,320)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year ended April 30
                                                                     -----------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $ 13,153,286     $ 13,412,496
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                       (1,249,796)      (1,214,742)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments             (17,250,810)         220,454
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                        (5,347,320)      12,418,208

Distributions to remarketed preferred shareholders:
--------------------------------------------------------------------------------------------------
From net investment income                                             (2,307,070)      (2,196,948)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations applicable to common shareholders (excluding
cumulative undeclared dividends on remarketed preferred
shares of $101,974 and $69,043, respectively)                          (7,654,390)      10,221,260
--------------------------------------------------------------------------------------------------

Distributions to common shareholders:
--------------------------------------------------------------------------------------------------
From net investment income                                            (10,847,178)     (12,821,751)
--------------------------------------------------------------------------------------------------
From in excess of net investment income                                  (494,454)              --
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                          (18,996,022)      (2,600,491)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     249,264,001      251,864,492
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess of net
investment income of $1,190,864 and
$1,175,212, respectively)                                            $230,267,979     $249,264,001
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Common shares outstanding at beginning
and end of year                                                        13,357,092       13,357,092
--------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning
and end of year                                                             1,260            1,260
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended April 30
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                       $13.94       $14.13       $13.70       $13.79       $13.94
------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------
Net investment income                    .98         1.00         1.06         1.07         1.09
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.37)        (.07)         .50         (.03)        (.10)
------------------------------------------------------------------------------------------------
Total from investment operations        (.39)         .93         1.56         1.04          .99
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net investment income
------------------------------------------------------------------------------------------------
To preferred shareholders               (.18)        (.16)        (.17)        (.17)        (.18)
------------------------------------------------------------------------------------------------
To common shareholders                  (.82)        (.96)        (.96)        (.96)        (.96)
------------------------------------------------------------------------------------------------
In excess of net investment income
------------------------------------------------------------------------------------------------
To common shareholders                  (.03)
------------------------------------------------------------------------------------------------
Total distributions                    (1.03)       (1.12)       (1.13)       (1.13)       (1.14)
------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                       $12.52       $13.94       $14.13       $13.70       $13.79
------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                       10.563       15.250      $14.125      $14.250      $13.875
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at market
value (common shares)(%)(a)           (25.71)       15.08         5.63         9.86        16.62
------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund)(in thousands)          $230,268     $249,264     $251,864     $246,028     $247,234
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)            1.29         1.23         1.26         1.26         1.24
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)            6.27         5.93         6.26         6.51         6.41
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)            17.71        17.07        25.71        45.48       160.28
------------------------------------------------------------------------------------------------

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

  (c) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
April 30, 2000

Note 1
Significant accounting policies

Putnam Investment Grade Municipal Trust II (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment grade municipal securities that Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. believes does not involve undue risk to income or principal.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2000, the fund had a capital loss carryover of approximately $7,823,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $2,203,000    April 30, 2004
     2,651,000    April 30, 2005
       243,000    April 30, 2006
        32,000    April 30, 2007
     2,694,000    April 30, 2008

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period. The applicable dividend rate for the remarketed preferred shares on April 30, 2000 was Series A 4.12% and Series B 4.00%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of post-October loss deferrals, dividends payable, defaulted bond interest, unrealized gains and losses on certain futures contracts, capital loss carryover and straddle loss deferral. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 2000, the fund reclassified $479,764 to decrease distributions in excess of net investment income and $479,764 to decrease paid-in-capital. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds, original issue discount, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of any amount thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At April 30, 2000, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

For the year ended April 30, 2000, fund expenses were reduced by $70,033 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $599 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended April 30, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $42,961,119 and $40,911,210, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Remarketed preferred shares

The Series A (630 shares) and B (630 shares) shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 2000, no such restrictions have been placed on the fund.



RESULTS OF OCTOBER 7, 1999 SHAREHOLDER MEETING
(Unaudited)

An annual meeting of shareholders of the fund was held on October 7, 1999. At the meeting, each of the nominees for Trustees was elected, as follows:

                                      Common Shares
                                                     Votes
                             Votes for              withheld

Jameson Adkins Baxter       12,071,285               151,396
Hans H. Estin               12,062,827               159,854
Ronald J. Jackson           12,072,687               149,994
Paul L. Joskow              12,073,677               149,004
Elizabeth T. Kennan         12,067,209               155,472
Lawrence J. Lasser          12,074,463               148,218
John H. Mullin III          12,075,448               147,233
William F. Pounds           12,062,666               160,015
George Putnam               12,065,112               157,569
George Putnam, III          12,070,463               152,218
A.J.C. Smith                12,073,620               149,061
W. Thomas Stephens          12,074,448               148,233
W. Nicholas Thorndike       12,073,220               149,461

                                     Preferred Shares
                                                     Votes
                             Votes for              withheld

John A. Hill                     1,233                     0
Robert E. Patterson              1,233                     0

A proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent auditors of your fund was approved as follows:

Common Shares --
12,104,550 votes for, and 23,297 votes against, with 94,734 abstentions.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 99.86% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


FUND INFORMATION

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminv.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


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